SCHEDULE 14A
                            (Rule 14a-101)
                Information Required in Proxy Statement

                       SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the
                    Securities Exchange Act of 1934


Filed by the registrant /X/
Filed by party other than the registrant / /

Check the appropriate box:
     / /  Preliminary proxy statement       / /   Confidential, for Use of the
     / /  Definitive proxy statement              Commission Only (as per-
     /X/  Definitive additional materials         mitted by Rule 14a-6(e)(2))
     / /  Soliciting material pursuant to
          Rule 14a-11(c) or Rule 14a-12

                        CAPITAL CITIES/ABC, INC.
           (Name of Registrant as Specified In Its Charter)


              (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     / /  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(l), or
          14a-6(j)(2)
     / /  $500 per each party to teh controversy pursuant to Exchange Act
          Rule 14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)4 and 0-11.
          (1)  Title of each class of securities to which transaction applies:
          (2)  Aggregate number of securities to which transaction applies:







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          (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
          (4)  Proposed maximum aggregate value of transaction:
          (5)  Total fee paid:
     /X/  Fee paid previously with preliminary materials.
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
          (1)  Amount Previously Paid:
          (2)  Form Schedule or Registration Statement No.:
          (3)  Filing Party:
          (4)  Date Filed: